Exhibit 10.2

EXECUTION VERSION

PARENT GUARANTY

THIS PARENT GUARANTY (as amended from time to time in accordance with the terms hereof, this “Guaranty”), dated as of November 20, 2014, is executed and delivered by New Media Investment Group Inc., a Delaware corporation (“New Media Investment Group”) and New Media Holdings I LLC, a Delaware limited liability company (“New Media Holdings”, and together with New Media Investment Group, the “Parent Companies”), for the benefit of the entities listed on the signature pages hereto (collectively, the “Sellers”), in connection with that certain Asset Purchase Agreement dated as of the date hereof (as amended as authorized by its terms, the “Asset Purchase Agreement”) between Cummings Acquisition, Inc., a Delaware corporation (the “Purchaser”) and the Sellers. Terms defined in the Asset Purchase Agreement and used in this Guaranty without other definition have the meanings set forth in the Asset Purchase Agreement.

RECITALS

WHEREAS, each of New Media Investment Group and New Media Holdings has agreed to guarantee the performance of the obligations of the Purchaser under the Asset Purchase Agreement on the terms and for the periods specified below as a condition precedent to entering into the Asset Purchase Agreement;

WHEREAS, the Parent Companies will benefit from the transactions contemplated by the Asset Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, New Media Investment Group and New Media Holdings agree as follows:

1. GUARANTY. In order to induce the Seller to enter into the Asset Purchase Agreement:

a. New Media Investment Group hereby irrevocably and unconditionally guarantees to the Sellers the punctual and faithful performance, keeping, observance and fulfillment by the Purchaser of all of the agreements, conditions and obligations of the Purchaser for the benefit of, and to, the Sellers, contained in the Asset Purchase Agreement which agreements, conditions and obligations are to be performed, kept, observed or fulfilled on or before the Closing Date (collectively, the “ Pre-Closing Obligations”). Subject to Section 3, New Media Investment Group’s performance obligations under this Guaranty will survive any expiration or termination of the Asset Purchase Agreement (which does not result in the Closing occurring) until such time as the Purchaser’s performance of the Pre-Closing Obligations under the Asset Purchase Agreement are satisfied. This Guaranty is a guaranty of performance. New Media Investment Group shall be liable to the Sellers for any liabilities incurred by the Sellers directly as a result of such default by the Purchaser under the Asset Purchase Agreement; provided that the Sellers shall notify (in accordance with Section 10.1 of the Asset Purchase Agreement) New Media Investment Group promptly after the Sellers become aware of such default by the Purchaser under the Asset Purchase Agreement.

b. Upon the occurrence of Closing, New Media Holdings hereby irrevocably and unconditionally guarantees to the Sellers the punctual and faithful performance, keeping, observance and fulfillment by the Purchaser of all of the agreements, conditions and obligations of the Purchaser for the benefit of, and to, the Sellers, contained in the Asset Purchase Agreement and in the Ancillary Agreements (collectively, the “Pre- and Post-Closing Obligations”). New Media Holding’s performance obligations under this Guaranty will survive any expiration or termination of the Asset Purchase Agreement or any Ancillary Agreement until such time as the Purchaser’s performance of the Pre- and Post-Closing Obligations under the Asset Purchase Agreement and the Ancillary Agreements are satisfied. This Guaranty is a guaranty of performance. New Media Holdings shall be liable to the Sellers for any liabilities incurred by the Sellers directly as a result of such default by the Purchaser under the Asset Purchase Agreement or any Ancillary Agreements; provided that the Sellers shall notify (in accordance with Section 10.1 of the Asset Purchase Agreement) New Media Holdings promptly after the Sellers become aware of such default by the Purchaser under the Asset Purchase Agreement.

2. ABSOLUTE OBLIGATIONS. Subject to Section 1 and Section 3, New Media Investment Group and New Media Holdings agree that their respective obligations under this Guaranty are absolute and unconditional under all circumstances and shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of, any event.

3. GUARANTY IRREVOCABLE. This Guaranty is a continuing guaranty of the performance of all Obligations. Unless terminated pursuant to this Section 3, this Guaranty shall remain in full force and effect until the complete performance of all the respective obligations of New Media Investment Group and New Media Holdings under this Guaranty and until the Asset Purchase Agreement and the Ancillary Agreements are no longer in effect, at which time this Guaranty shall terminate in its entirety and the Parent Companies shall have no further obligations under this Guaranty. Notwithstanding anything to the contrary contained herein, New Media Investment Group shall have no further obligations under this Guaranty upon the occurrence of the Closing.

4. FORMALITIES. The Parent Companies waive presentment, notice of dishonor, protest, notice of acceptance of this Guaranty or incurrence of any liability and any other formality with respect to any of the Obligations or this Guaranty.

5. AMENDMENTS AND WAIVERS. Any provision of this Guaranty may be amended or waived if, and only if, such amendment or waiver is in writing and is signed by the Parent Companies and the Sellers. No failure or delay by any party in exercising any right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

6. ENTIRE AGREEMENT. This Guaranty, the Asset Purchase Agreement and the Ancillary Agreements set forth the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Any and all previous agreements and understandings between or among the parties regarding the subject matter hereof, whether written or oral, are

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superseded by this Guaranty, the Asset Purchase Agreement or the Ancillary Agreements, as applicable, except for any confidentiality agreement entered into between the parties hereto, or their respective designees, which shall continue in full force and effect in accordance with its terms.

7. GOVERNING LAW. This Guaranty shall be governed by and interpreted and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Parent Guaranty as of the date first written above.

GUARANTORS:

NEW MEDIA HOLDINGS I LLC

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	CEO

NEW MEDIA INVESTMENT GROUP INC.

By:	/s/ Michael E. Reed
Name:	Michael E. Reed
Title:	CEO

[Signature Page to Parent Guaranty]

ACCEPTED BY:

HALIFAX MEDIA GROUP, LLC, a Florida limited liability company		HALIFAX MEDIA HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

HALIFAX MEDIA ACQUISITION LLC, a Delaware limited liability company		HALIFAX RPS, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

RPS PROPERTY HOLDINGS, LLC, a Florida limited liability company		RPS 6TH STREET PROPERTY IV, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

RPS 28TH AVENUE TUSCALOOSA, LLC, a Florida limited liability company		RPS SW 19TH AVENUE ROAD OCALA, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

RPS TAMIAMI TRAIL VENICE, LLC, a Florida limited liability company		RPS BARROW STREET HOUMA, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

[Signature Page to Parent Guaranty]

RPS SOUTH 17TH STREET WILMINGTON, LLC, a Florida limited liability company		RPS LOCUST STREET GADSDEN, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

RPS VIRGINIA AVENUE PROPERTY, LLC, a Florida limited liability company		RPS RAILROAD AVENUE PROPERTY, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

RPS GUM BRANCH ROAD PROPERTY, LLC, a Florida limited liability company		RPS STONEBRIDGE STREET PROPERTY, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

RPS N. QUEEN STREET PROPERTY, LLC, a Florida limited liability company		RPS EAST MAIN STREET LEESBURG PROPERTY, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

RPS CHURCH STREET PROPERTY, LLC, a Florida limited liability company		HALIFAX MEDIA ACQUISITION II, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

[Signature Page to Parent Guaranty]

HALIFAX MEDIA ACQUISITION III, LLC, a Florida limited liability company		HALIFAX ALABAMA, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

HALIFAX LAKELAND, LLC, a Florida limited liability company		HALIFAX LOUISIANA, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

HALIFAX NORTH CAROLINA, LLC, a Florida limited liability company		HALIFAX NORTH CENTRAL FLORIDA, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

HALIFAX SARASOTA, LLC, a Florida limited liability company		HALIFAX SOUTH CAROLINA, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

HALIFAX LEESBURG/CLERMONT, LLC, a Florida limited liability company		HALIFAX GASTON/SHELBY, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

[Signature Page to Parent Guaranty]

HALIFAX EASTERN NORTH CAROLINA, LLC, a Florida limited liability company		HALIFAX BURLINGTON, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

HALIFAX NORTHWEST FLORIDA, LLC, a Florida limited liability company		HALIFAX WORCESTER, LLC, a Florida limited liability company

By:	/s/ Michael Redding	By:	/s/ Michael Redding
Name:	Michael Redding	Name:	Michael Redding
Title:	Authorized Representative	Title:	Authorized Representative

[Signature Page to Parent Guaranty]